UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 888-998-2468
None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On March 16, 2020, Farmer Bros. Co. (the “Company”) announced the appointment of Scott R. Drake as the Company's Chief Financial Officer, effective on March 23, 2020 (the “Commencement Date”).
Mr. Drake, age 50, mostly recently served as Senior Vice President of Finance and Treasurer of GameStop Corp., an omnichannel video game retailer, from July 2015 to March 2020, where he was responsible for Financial Planning and Analysis, Treasury, Risk Management and Events/Travel functions. From 2001 through 2015, Mr. Drake held various senior management positions with 7-Eleven, Inc., an international convenience store chain, most recently as their Vice President of Finance, Strategy and Communications. Prior to 2001, he held finance and accounting positions with Arthur Andersen, La Madeleine French Bakery and Café, Coca-Cola Enterprises and Coopers & Lybrand. Mr. Drake received a B.B.A. in Finance and Accounting and an M.B.A. in Corporate Finance from Texas A&M University. He is a Certified Public Accountant.
The selection of Mr. Drake to serve as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Drake and any director or executive officer of the Company, and there are no transactions between Mr. Drake and the Company that would be required to be reported under Item 404(a) of Regulation S-K.
Mr. Drake’s initial base salary is $375,000 per year. His bonus target for FY2021 is expected to be $281,250. In connection with his employment, on the first day of the month following the Commencement Date, Mr. Drake will be granted the number of non-qualified stock options with a grant date fair value of $200,000 (“NQSO”) determined based on a Black-Scholes valuation with a seven-year term, an exercise price equal to the closing price of the Company’s stock on the award date and ratably vesting over three years on each anniversary of the award date. Mr. Drake is entitled to all benefits and perquisites provided by the Company to its senior executives.
Effective as of the Commencement Date, the Company and Mr. Drake will enter into the Company’s standard form of Indemnification Agreement for directors and officers. Pursuant to the Indemnification Agreement, the Company will, to the extent permitted by applicable law, indemnify and hold harmless the executive officer against all expenses, judgements, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of his or her status as an officer of the Company. The foregoing description is qualified in its entirety by the full text of the Indemnification Agreement, the form of which is filed herewith as Exhibit 10.1.
Effective as of the Commencement Date, the Company and Mr. Drake will enter into the Company’s standard form of Change in Control Severance Agreement for executive officers, the form of which is filed herewith as Exhibit 10.2.
The Company expects to issue Mr. Drake’s NQSO under the Farmer Bros. Co. 2020 Inducement Incentive Plan (the “Inducement Plan”), which was adopted by the Board on March 16, 2020 without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Stock Market LLC listing rules (“Rule 5635(c)(4)”). The Inducement Plan provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit and dividend equivalent awards. The Inducement Plan does not provide for performance bonus, performance share or other stock or cash based awards.
The Board has reserved 300,000 shares of the Company’s common stock for issuance under the Inducement Award Plan. The Inducement Plan will generally be administered by the Compensation Committee of the Board. In accordance with Rule 5635(c)(4), awards under the Inducement Plan may only be made to a newly hired employee who has not previously been a member of the Board, or an employee who is being rehired following a bona fide period of non-employment by the Company or a subsidiary, as a material inducement to the employee’s entering into employment with the Company or its subsidiary. Directors are not eligible to participate in the Inducement Plan. There are no minimum vesting requirements for awards granted under the Inducement Plan. The Inducement Plan also does not have an overall term, but will expire once the Overall Share Limit is reached, after taking into account the Inducement Plan’s share recycling provisions. Except as described above or required to satisfy the requirements of Rule 5635(c)

(4), the terms of the Inducement Plan are substantially similar in all material respects to the terms of the Company’s 2017 Long-Term Incentive Plan.
The Farmer Bros. Co. 2020 Inducement Incentive Plan and the form of Stock Option Award Agreement are being filed herewith as Exhibit 10.3 and 10.4, respectively.
Item 7.01. Regulation FD Disclosure.
On March 16, 2020 the Company issued a press release announcing the appointment of Mr. Drake, which is being furnished herewith as Exhibit 99.1.
As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to Item 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing. In addition, the exhibit furnished herewith contains statements intended as "forward-looking statements" that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on December 8, 2017 (with updated schedule of indemnitees attached).
10.2	Form of Change in Control Severance Agreement for Executive Officers of the Company (with updated schedule of executive officers attached).
10.3	Farmer Bros. Co. 2020 Inducement Incentive Plan.
10.4	Form of Farmer Bros. Co. 2020 Inducement Incentive Plan Stock Option Award Agreement.
99.1	Press release dated March 16, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    March 16, 2020

FARMER BROS. CO.

By:	/s/ Scott Lyon
Scott Lyon
Vice President and Corporate Controller (interim principal financial and accounting officer)